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[Lincoln Financial Group(R) LOGO]                                Exhibit 99.B(5)

APPLICATION FOR
INDIVIDUAL DEFERRED ANNUITY

The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne IN 46802
Phone 800-4LINCOLN (800-454-6265)

(C)2004 Lincoln Financial Group IS THE MARKETING NAME FOR LINCOLN NATIONAL CORPORATION AND ITS AFFILIATES.

Form 28316 02/99

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[Lincoln Financial Group(R) LOGO]
                                                                 APPLICATION FOR
                                                     INDIVIDUAL DEFERRED ANNUITY
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne IN 46802
Phone 800-4LINCOLN (800-454-6265)
www.LFG.com

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Complete this form to apply for a MULTI-FUND(R) or INDIVIDUAL FIXED ANNUITY. Any alterations to this application must be initialed by the annuitant and contract owner (if other than annuitant).

1    ANNUITANT

                                               Last                                   First                         Middle Initial

Name (print) _______________________________________________________________________________________________________________________

Address ____________________________________________________________________________________________________________________________

City _____________________________________________________________________ State _______________ ZIP ____________________-__________

Social Security no. __________-__________-__________ Date of birth __________/__________/__________ |_| Male      |_| Female
                                                                      month       day       year

Home phone no. __________-__________-__________ Business phone no. __________-__________-__________ |_| Married   |_| Not married

2    EMPLOYER/REMITTER

Is this contract employer sponsored? (IF "YES", YOU MUST COMPLETE THE FOLLOWING)                        |_| Yes   |_| No

Remitter name _________________________________________________________________________ Remitter no. ____________-__________________

3    SUITABILITY   COMPLETE THIS INFORMATION FOR THE CONTRACT OWNER. IF THE CONTRACT OWNER IS AN EMPLOYER; COMPLETE FOR THE
                   ANNUITANT.

Client's investment objective for this contract is: (SELECT ONE)

|_| Preservation of Capital        |_| Income                    |_| Growth & Income   |_| Long Term Growth
|_| Maximum Capital Appreciation   |_| Asset Allocation Fund of Funds                  |_| Flexible Allocation

Occupation _________________________________________________________________________________________________________________________

Number of dependents ___________ Total family income $____________________________ Estimated net worth $____________________________

4    CONTRACT OWNER   COMPLETE ONLY IF THE CONTRACT IS NONQUALIFIED AND THE CONTRACTOWNER IS NOT THE ANNUITANT.

                                               Last                                   First                         Middle Initial

Name or trust's name* ______________________________________________________________________________________________________________

Address ____________________________________________________________________________________________________________________________

City _____________________________________________________________________ State _______________ ZIP ____________________-__________

Home phone no. __________-__________-__________ Business phone no. __________-__________-__________ |_| Male      |_| Female

Social Security no. __________-__________-__________ Date of birth __________/__________/__________ |_| Married   |_| Not married
                                                                      month       day       year

Executor/Trustee name* _____________________________________________________________ Date of trust* __________/__________/__________
* THIS INFORMATION IS REQUIRED FOR TRUSTS.                                                             month       day       year

|_| Joint contract owner   |_| Contingent contract owner

                                               Last                                   First                         Middle Initial

Name _______________________________________________________________________________________________________________________________

Social Security no. __________-__________-__________ Date of birth __________/__________/__________ |_| Male      |_| Female
                                                                      month       day       year

5    BENEFICIARY DESIGNATION   IF ADDITIONAL SPACE IS NEEDED, PROVIDE COMPLETE INFORMATION IN THE SPECIAL INSTRUCTIONS SECTION.

Primary's name ________________________________________________________________ Social Security no. __________-__________-__________

Date of birth __________/__________/__________ Relationship: |_| Spouse |_| Child |_| Parent |_| Other ___________________ ________%
                month       day        year

|_| Primary           |_| Secondary

Name __________________________________________________________________________ Social Security no. __________-__________-__________

Date of birth __________/__________/__________ Relationship: |_| Spouse |_| Child |_| Parent |_| Other ___________________ ________%
                month       day        year

|_| Primary           |_| Secondary

Name __________________________________________________________________________ Social Security no. __________-__________-__________

Date of birth __________/__________/__________ Relationship: |_| Spouse |_| Child |_| Parent |_| Other ___________________ ________%
                month       day        year

LINCOLN FINANCIAL GROUP IS THE MARKETING NAME FOR LINCOLN NATIONAL CORPORATION AND ITS AFFILIATES.
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Form 28316 2/99


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6    CONTRACT

Product:     SELECT ONE: |_| Multi-Fund(R)                            |_| Individual Fixed Annuity

Market:      |_| 403(b)                    |_| 403(a)/401(a)          |_| 401(k)

SELECT ONE:  |_| Nonqualified              |_| Roth IRA               |_| Ordinary IRA                 |_| SEP          |_| SARSEP

             |_| 457(b) Government/Non-Profit                         |_| 457(f) Executive Benefit

7    CONTRIBUTION

Lump sum $_____________________________________________________________ Tax year to apply IRA contribution __________________
PERIODIC PRODUCTS - COMPLETE THE FOLLOWING INFORMATION.

                                                                                                403(a)
                                                NON-        ORDINARY/                           401(a)
                                       SOURCE   QUALIFIED   ROTH IRA    SEP   SARSEP   403(b)   401(k)   457   FREQUENCY*
                                       ----------------------------------------------------------------------------------
Employee Deferred Compensation/
Employee Mandatory Deferral               F                                                              $
Employee Salary Reduction Elective        G                                   $        $        $
Deferrals
Employee Deductible Contribution          H                                            $        $
Employee non-deductible voluntary         I     $                                               $
Roth (rollover of after tax money)        S                                            $        $
Employer Contributions                    A                                            $        $
Employer Discretionary Contributions      C                                            $        $
Employer Matching                         D                 $           $     $

*FREQUENCIES:       (A) ANNUAL                  (S/A) SEMI-ANNUAL         (Q) QUARTERLY        (M) MONTHLY
                    (S/M) SEMI-MONTHLY          (B/W) BI-WEEKLY           (W) WEEKLY

Indicate the months in which contributions will NOT be sent (IF APPLICABLE)__________________________________________________

8    ALLOCATION OF CONTRIBUTIONS   COMPLETE THIS SECTION FOR MULTI-FUND(R) CONTRACTS ONLY.

Entries must be in whole percentages and total 100%.

PRESERVATION OF CAPITAL                      LONG TERM GROWTH                           MAXIMUM CAPITAL APPRECIATION
__________% Fixed Account                    __________% American Funds Global Growth   __________% AllianceBernstein Global
__________% Lincoln VIP Money Market         __________% American Funds Growth                      Technology
INCOME                                       __________% American Funds International   __________% Baron Capital Asset
__________% Delaware VIP Diversified Income  __________% Delaware VIP Small Cap Value   __________% Delaware VIP Trend
__________% Delaware VIP High Yield          __________% DWS Equity 500 Index VIP       __________% DWS Small Cap Index VIP
__________% Lincoln VIP Bond                 __________% Fidelity VIP Contrafund        __________% Lincoln VIP Aggressive Growth
GROWTH & INCOME                              __________% Fidelity VIP Growth            __________% Neuberger Berman AMT
__________% AllianceBernstein                __________% Lincoln VIP Capital                        Mid-Cap Growth
            Growth & Income                              Appreciation                   ASSET ALLOCATION FUND OF FUNDS
__________% American Funds Growth-Income     __________% Lincoln VIP Growth and Income  __________% Lincoln VIP Aggressive Profile
__________% Delaware VIP Value               __________% Lincoln VIP International      __________% Lincoln VIP Conservative Profile
__________% Delaware VIP REIT                __________% Lincoln VIP Social Awareness   __________% Lincoln VIP Moderate Profile
__________% Lincoln VIP Equity-Income        __________% Lincoln VIP Special            __________% Lincoln VIP Moderately
__________% Lincoln VIP Global Asset                     Opportunities                              Aggressive Profile
            Allocation                       __________% MFS VIT Utilities
__________% Lincoln VIP Managed

9    MULTI-FUND(R) TELEPHONE AUTHORIZATION AGREEMENT

You, the contract owner, authorize and direct Lincoln Life to accept telephone instructions from any person who can furnish proper identification to shift units from any subaccount to any other subaccount and/or to change the allocation of future contributions.
You also agree that Lincoln Life is not responsible for any loss arising from any telephone exchange or change in allocation of
future contributions.    |_| Yes     |_| No
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10   REPLACEMENT

Will the proposed contract replace any existing annuity or life insurance?   |_| Yes   |_| No

SUBMIT APPLICABLE REPLACEMENT FORMS AND COMPLETE THE FOLLOWING:

Company's name ________________________________________________________________   Contract no. _____________________________________

Type of existing contract:   |_| Life insurance   |_| Annuity                     Year issued _________________________
Type of replacement:         |_| Full transfer    |_| Partial transfer            |_| Reduced/paid up

Company's name ________________________________________________________________   Contract no. _____________________________________

Type of existing contract:   |_| Life insurance   |_| Annuity                     Year issued _________________________
Type of replacement:         |_| Full transfer    |_| Partial transfer            |_| Reduced/paid up

11   SPECIAL INSTRUCTIONS

12   REQUIRED NOTICE

RESIDENTS OF MARYLAND, OREGON AND VERMONT PLEASE NOTE:

Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and may subject such person to criminal and civil penalties.

RESIDENTS OF ALL OTHER STATES EXCEPT VIRGINIA AND WASHINGTON, PLEASE NOTE:

Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

13   AGREEMENT AND SIGNATURES   YOU AGREE THAT:

All statements made in this application are true to the best of your knowledge and belief, and you agree to all terms and conditions as shown. You further agree that this application is part of the annuity contract. IF YOU ARE APPLYING FOR A MULTI-FUND(R) ANNUITY,
YOU ACKNOWLEDGE RECEIPT OF A CURRENT MULTI-FUND(R) PROSPECTUSES AND VERIFY YOUR UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED
BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF THE SUBACCOUNT(S), ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT.
Under penalty of perjury, the contract owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

THE FOLLOWING STATEMENT APPLIES TO RESIDENTS OF AL, AK, AR, DE, ID, KY, LA, ME, MI, MO, MT, NV, SD, WA AND WY: Acceptance of the
annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the "Home Office Corrections and
Additions" endorsement to the application. Changes to the items which may affect the benefits applied for must be agreed to by you in writing.

THE FOLLOWING STATEMENT APPLIES TO RESIDENTS OF ALL STATES (EXCEPT MD, NY AND WV): Acceptance of the annuity contract will mean acceptance of all of its terms and ratification of any changes noted on the "Home Office Corrections and Additions" endorsement to the application. Funding allocations must be designated by you in writing.

THE FOLLOWING STATEMENT APPLIES ONLY TO 403(b) CONTRACTS

-    You agree to abide by the distribution rules as described in IRC section 403(b)(11). This code section prohibits the distribution of salary reduction elective deferrals made after 12/31/88 and earnings from 403(b) contracts except in the following events: attainment of age 59 1/2; separation from service; death of the annuitant; disability of the annuitant as defined in IRC section 72(m)(7); or financial hardship. If claiming financial hardship, you may not withdraw earnings on elective deferrals.

-    If you are not 100% vested in the employer contributions and earnings attributable to employer contributions held in the contract and you separate from service, the non-vested account balance will be forfeited.

Signed at
------------------------------------------------------------------------------------------------------------------------------------
                                City                                    State


Annuitant's signature X                                                              Date           /          /
------------------------------------------------------------------------------------      ---------- ---------- --------------------


Contract owner's signature
(if other than annuitant) X                                                          Date           /          /
------------------------------------------------------------------------------------      ---------- ---------- --------------------

FOR ERISA PLANS ONLY: If the annuitant is married and the primary beneficiary is someone other than the spouse, the spouse must sign below. Their signature must be witnessed by the plan administrator or a Notary Public.


Spouse's signature X
------------------------------------------------------------------------------------------------------------------------------------


Witness' signature X                                         Notary Public commission expires        /          /
-----------------------------------------------------------                                  -------- ---------- -------------------
                  WITNESSED BY PLAN ADMINISTRATOR OR A NOTARY PUBLIC.
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14   AGENT'S REPORT

Do you have any knowledge or reason to believe that the proposed annuity contract will replace
any existing annuity or life insurance contract, including any Lincoln Life contracts?           |_| Yes |_| No

If "yes," provide details
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

Servicing agent's name (PRINT OR TYPE) _____________________________________________________________________________________________

Phone no. ______________-____________-______________   Social Security no. _______________-_____________-________________

SA code   ____________________________ PC code ______________________ Split _________________________

Mail code _________________

Agent's name (PRINT OR TYPE) _______________________________________________________________________________________________________

Phone no. ______________-____________-______________   Social Security no. _______________-_____________-________________

SA code   ____________________________ PC code ______________________ Split _________________________

Agent's name (PRINT OR TYPE) _______________________________________________________________________________________________________

Phone no. ______________-____________-______________   Social Security no. _______________-_____________-________________

SA code   ____________________________ PC code ______________________ Split _________________________

Agent's name (PRINT OR TYPE) _______________________________________________________________________________________________________

Phone no. ______________-____________-______________   Social Security no. _______________-_____________-________________

SA code   ____________________________ PC code ______________________ Split _________________________

As agent, you certify that:

-    You have truly and accurately recorded on this application the information supplied by the annuitant and/or contract owner;

-    You have reviewed the investment objectives and financial needs of the applicant and believe that this product is suitable for addressing those objectives and needs.


Agent's signature                                                              Date              /            /
------------------------------------------------------------------------------      ------------- ------------ ---------------------

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Send completed application to:                              By Express Mail to:
                                 Lincoln Financial Group    Lincoln Financial Group
                                 PO Box 2340                1300 South Clinton Street
                                 Fort Wayne IN 46801-2340   Fort Wayne IN 46802-3508

If you have any questions regarding this application, please call Lincoln Financial Group at 800 454-6265.
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[Lincoln Financial Group(R) LOGO]                        CUSTOMER IDENTIFICATION
                                                               VERIFICATION FORM

IMPORTANT INFORMATION ABOUT NEW CUSTOMER IDENTIFICATION PROCEDURES

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                                                                                            Policy/Contract No.: ___________________

The USA PATRIOT Act requires all financial institutions, including The Lincoln National Life Insurance Company, to obtain, verify, and maintain information that identifies each person who opens a new account with the Company. To meet this federal obligation we will ask for your name, address, date of birth or articles of incorporation or similar documents and other information, including a driver's license or other government issued identification that will allow us to verify your identity. This process may include the use of third party sources to verify the information provided.

For policies or contracts owned by a Trust, new customer identification procedures will require the Company to obtain a copy of a
Trust instrument. Any Trust instrument will be retained solely for purposes of customer identification as required by law and the
Company accepts no responsibility for the enforcement or administration of any of the terms thereof.

Information required for each OWNER. Use additional forms if necessary.

OWNER                                                              JOINT OWNER

Name: __________________________________________________________   Name: ___________________________________________________________

Social Security No./Tax ID#: ___________________________________   Social Security No./Tax ID#: ____________________________________

Date of Birth: _________________________________________________   Date of Birth: __________________________________________________

Address: (SELECT ONE, NO PO BOX)                                   Address: (SELECT ONE, NO PO BOX)
   Residential: ________________________________________________      Residential: _________________________________________________
                (Street Address)                                                   (Street Address)
                ________________________________________________                   _________________________________________________
                (City, State, Zip Code)                                            (City, State, Zip Code)

   Business: ___________________________________________________      Business: ____________________________________________________
             (Street Address)                                                   (Street Address)
             ___________________________________________________                ____________________________________________________
             (City, State, Zip Code)                                            (City, State, Zip Code)

Check one form of ID:                                              Check one form of ID:

Individual Owner                 Non-individual Owner              Individual Owner                 Non-individual Owner

|_| Driver's License             |_| Certified Articles of         |_| Driver's License             |_| Certified Articles of
|_| Passport                         Incorporation                 |_| Passport                         Incorporation
|_| Social Security Card         |_| Partnership Agreement         |_| Social Security Card         |_| Partnership Agreement
|_| Alien Card                   |_| Trust Document                |_| Alien Card                   |_| Trust Document
|_| Military ID                                                    |_| Military ID
|_| Official Birth Certificate                                     |_| Official Birth Certificate
    (not a copy)                                                       (not a copy)

________________________________________________________________   _________________________________________________________________
ID Number                      State/Country of Issuance           ID Number                     State/Country of Issuance

________________________________________________________________   _________________________________________________________________
Identification Expiration Date                                     Identification Expiration Date

The Licensed Representative signed below certifies that:

I personally met with the proposed Owner(s), reviewed the government issued identification described in the attached documentation and verified, to the best of my knowledge, that it accurately reflects the identity of the proposed Owner(s).


________________________________________________________________   _________________________________________________________________
Licensed Representative Name                                       Licensed Representative Signature

LINCOLN FINANCIAL GROUP IS THE MARKETING NAME FOR LINCOLN NATIONAL CORPORATION AND ITS AFFILIATES.
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FORM 33009 (01/06)